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                                                                   Exhibit 10.38

                                                         Draft--December 2, 1997




                           CONTINGENT OPTION AGREEMENT


         CONTINGENT OPTION AGREEMENT, dated as of ______________, 1997, between Global Decisions Group LLC, a Delaware limited liability company (the "Parent"), and [INSERT NAME OF STOCKHOLDER OR GS LP] (the "GRANTEE").


                              W I T N E S S E T H:

         WHEREAS, pursuant to a Plan of Merger and Exchange Agreement, dated as of August 1, 1997 (the "MERGER AND EXCHANGE AGREEMENT"; capitalized terms used herein without definition have the meanings specified therein), among MCM Group, Inc., a Delaware corporation ("MGI"), the Parent, GDG Merger Corporation, a Delaware corporation and a wholly owned subsidiary of the Parent ("MERGER SUB"), the stockholders of Cambridge Energy Research Associates, Inc., a Massachusetts corporation ("CERA INC."), named therein (collectively, the "STOCKHOLDERS") and The Goldman Sachs Group, L.P., a Delaware limited partnership ("GS LP"), the Parent has agreed to acquire (I) all of the outstanding capital stock of MGI, pursuant to the merger of Merger Sub with and into MGI, with MGI as the surviving corporation, and (II) all of the outstanding CERA Common Stock and certain of the limited partnership interests of Cambridge Energy Research Associates Limited Partnership, a Delaware limited partnership, pursuant to the exchange of such common stock (the "CERA STOCK EXCHANGE") and such partnership interests (the "GS PARTNERSHIP INTEREST EXCHANGE") for LLC Units and certain contingent interests in the Parent;

         WHEREAS, pursuant to the Merger and Exchange Agreement, as part of the consideration for the [shares of CERA Common Stock] [GS Partnership Interest] to be received by the Parent from the Grantee in the [CERA Stock Exchange] [GS Partnership Interest Exchange], the Parent is required to grant to the Grantee an option to purchase, in the event that the CERA CAGR shall be equal to or greater than 20%, the number of LLC Units set forth on the signature page hereof under the heading "Number of LLC Units Subject to Contingent Option", at an exercise price of $34.53 per LLC Unit (the "CONTINGENT OPTION"); and



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         WHEREAS, the Grantee and the Parent desire to enter into an agreement to evidence and confirm the grant of the Contingent Option on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants and agreements set forth herein, the Parent and the Grantee hereby agree as follows:

         1. GRANT OF CONTINGENT OPTION; EXERCISE PRICE. The Parent hereby grants to the Grantee the Contingent Option, at an exercise price of $34.53 per LLC Unit (the "EXERCISE PRICE").

         2.(a) EXERCISABILITY; TERMINATION. Subject to the provisions hereof, if a Sale of the Parent or CERA Inc., a Spin-Off of CERA Inc. or a Public Offering (a "TERMINATION EVENT") shall not have occurred prior to June 30, 2000, the Contingent Option shall become exercisable on the date of the notice from the Parent described in Section 2(b) if the Board of Directors of the Parent shall determine in accordance with Section 2(b) that the CERA CAGR was equal to or greater than 20%. In the event that the Board of Directors of the Parent shall determine in accordance with Section 2(b) that the CERA CAGR was less than 20%, the Contingent Option shall not be exercisable for any LLC Units and shall terminate on the date of such determination. In addition, if a Termination Event shall occur prior to June 30, 2000, the Contingent Option shall not be exercisable for any LLC Units and shall terminate on the date of the closing of such Termination Event. The Grantee may exercise the Contingent Option with respect to all or any portion of the LLC Units for which the Contingent Option has become exercisable, at any time and from time to time after the applicable time set forth in the first sentence of this Section 2(a) and until the fifth anniversary of the date on which the Contingent Option first became exercisable.

         (b) NOTICE FROM THE PARENT. Not later than 15 days after the audited financial statements of CERA Inc. for the fiscal year ending June 30, 2000 shall have been completed and delivered to the Parent, the Board of Directors of the Parent shall determine in good faith the CERA CAGR, and the Parent shall send a written notice to the Grantee, setting forth (I) the Qualifying Revenues for such fiscal year, as determined for purposes of calculating the CERA CAGR, (II) the CERA CAGR and (III) whether the Contingent Option shall be exercisable pursuant to Section 2(a). The determination by the Parent, as set forth in such notice, whether the Contingent Option shall be exercisable shall, in the absence of manifest error, be final, conclusive and binding on the parties hereto.



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         3.    RESTRICTIONS ON EXERCISE; NON-TRANSFERABILITY OF CONTINGENT
OPTION; PAYMENT IN LIEU OF DELIVERY.

         (a) RESTRICTIONS ON EXERCISE. The Contingent Option may be exercised only with respect to whole LLC Units. No certificates for fractions of LLC Units shall be issued. Notwithstanding any other provision of this Agreement, the Contingent Option may not be exercised in whole or in part, and no certificates representing LLC Units shall be delivered, unless (I) all requisite approvals and consents of any governmental authority of any kind having jurisdiction over the exercise of options shall have been secured and (II) the purchase of the LLC Units upon the exercise of the Contingent Option shall be exempt from registration under applicable U.S. federal and state securities laws and non-U.S. securities laws or the LLC Units shall have been registered under such laws and (III) the requirements of the Amended and Restated Limited Liability Company Agreement, dated as of ___________ 1997, of the Parent, as such agreement may be amended, supplemented or modified from time to time (the "LLC Agreement"), shall have been met. The Parent agrees that at any time when the Contingent Option is exercisable there shall be a sufficient number of LLC Units available for delivery upon the exercise of the Contingent Option which are authorized but previously unissued and not reserved for any other purpose. The Parent shall use reasonable efforts to obtain the consents and approvals referred to in the third sentence of this Section 3(a).

         (b) NON-TRANSFERABILITY OF CONTINGENT OPTION. The Contingent Option (I) may be exercised only by the Grantee [or the Grantee's permitted transferee],
(II) is not assignable or transferable, in whole or in part, [other than as provided below,] and (III) may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise), to or by any person[, PROVIDED that the Grantee may transfer the Contingent Option without the consent of the Parent (and subject to the terms hereof) (X) by will or the laws of descent or distribution upon the death of the Grantee or (Y) to a trust the only actual beneficiaries under which are the Grantee and/or such Grantee's brothers and sisters (whether by whole or half blood), spouse, ancestors and lineal descendants, but in each case only if each transferee assumes and agrees in writing, pursuant to an agreement in form and substance reasonably satisfactory to the Parent, to



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be bound by the terms and provisions hereof, and makes the same representations and warranties as to itself as in Section 6*.

         4. MANNER OF EXERCISE. To the extent that the Contingent Option shall have become and remains exercisable as provided in Section 2, the Contingent Option may be exercised, in whole or in part, by notice to the Parent in writing, given at least five business days prior to the date on which the Grantee [or the relevant permitted transferee, as applicable] will so exercise the Contingent Option (the "EXERCISE DATE"), specifying the number of LLC Units with respect to which the Contingent Option is being exercised and the Exercise Date. Upon such exercise, (A) on or before the Exercise Date, the Grantee [or the relevant permitted transferee, as applicable] shall deliver to the Parent full payment for the LLC Units to be issued and delivered by the Parent upon such exercise of the Contingent Option (the "EXERCISE LLC UNITS") in United States dollars in cash, or cash equivalents satisfactory to the Parent, and in an amount equal to the aggregate Exercise Price for the Exercise LLC Units and
(B) on the Exercise Date, the Parent shall deliver to the Grantee [or the relevant permitted transferee, as applicable] a certificate or certificates representing the Exercise LLC Units, registered in the name of the Grantee [or the relevant permitted transferee, as applicable]. The Parent may require the Grantee [or the relevant permitted transferee, as applicable] to furnish or execute such other documents as the Parent shall reasonably deem necessary (I) to evidence such exercise and (II) to confirm that registration is not then required under the U.S. Securities Act of 1933, as amended (the "Securities Act") and (III) to comply with or satisfy the requirements of the Securities Act, applicable state or non-U.S. securities laws or any other law.

         5. EXERCISE UNITS SUBJECT TO LLC AGREEMENT. The Grantee [or the relevant permitted transferee, as applicable] hereby agrees that Exercise LLC Units shall be entitled to the benefits of and are bound by the transfer restrictions, holdback and other provisions of the LLC Agreement (including, without limitation, Article XIII and Section 15.2 thereof) as in effect at the relevant time.

         6.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE GRANTEE.

         (a) ORGANIZATION; INVESTMENT INTENTION; RESTRICTION ON DISPOSITION. [The Grantee represents and warrants that it is a _________ duly organized, validly

-------------------

* Explanatory note: bracketed text shall be applicable only if the Grantee is a natural person.



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existing and in good standing under the laws of the State of _____________.]*
The Grantee represents and warrants that the Contingent Option has been, and any Exercise LLC Units will be, acquired by the Grantee solely for his own account and not with a view to or for sale in connection with any distribution thereof in violation of the Securities Act. The Grantee agrees that he will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Exercise LLC Units (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any of the Exercise LLC Units), except in compliance with the Securities Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, and in compliance with applicable state securities or "blue sky" laws. The Grantee further understands, acknowledges and agrees that none of the Exercise LLC Units may be transferred, sold, pledged, hypothecated or otherwise disposed of unless the provisions of the LLC Agreement shall have been complied with or have expired.

         (b) LEGEND. The Grantee acknowledges that any certificate representing the Exercise LLC Units shall bear the following legend:

         "THE LLC UNITS REPRESENTED HEREBY ARE ENTITLED TO THE BENEFITS OF AND ARE BOUND BY THE OBLIGATIONS, AND ARE SUBJECT TO THE TRANSFER RESTRICTIONS, HOLDBACK AND OTHER PROVISIONS OF THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF THE PARENT, DATED AS OF ________, 1997, AS SUCH AGREEMENT MAY BE AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME (THE "LLC AGREEMENT"), AND NEITHER THIS CERTIFICATE NOR THE LLC UNITS REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH LLC AGREEMENT, A COPY OF WHICH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE PARENT.

         THE LLC UNITS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933,

-------------------

* [Applicable only if Grantee (or relevant permitted transferee, as applicable) is not a natural person. Representation is to be made at Exercise Date.]


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         AS AMENDED, OR UNDER ANY STATE OR FOREIGN SECURITIES LAWS AND MAY NOT
         BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (I) (A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
         (B) SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT AND, EXCEPT UNDER CERTAIN CIRCUMSTANCES REFERRED TO IN THE SUBSCRIPTION AGREEMENT, THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE PARENT AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE PARENT, TO THAT EFFECT, OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, REASONABLY SATISFACTORY TO COUNSEL FOR THE PARENT, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (II) SUCH DISPOSITION IS PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM."

         (c) SECURITIES LAW MATTERS. The Grantee acknowledges receipt of advice from the Parent that (I) the Exercise LLC Units will not be registered under the Securities Act or under any state securities or "blue sky" laws, (II) the Exercise LLC Units may not be offered, sold, assigned, transferred, pledged, hypothecated or otherwise disposed of or encumbered except in accordance with the LLC Agreement, (III) the Exercise LLC Units must be held indefinitely and the Grantee must continue to bear the economic risk of the investment in the Exercise LLC Units until the Exercise LLC Units are substequently registered under the Securities Act and any applicable state securities laws or any exemption from registration is available, (IV) it is not anticipated that there will be any public market for the Exercise LLC Units, (V) the resale restrictions under Rule 144 ("RULE 144") or Rule 145 ("RULE 145") promulgated under the Securities Act may be applicable to sales of the Exercise LLC Units by the Grantee [or the relevant permitted transferee, as applicable], (VI) the Parent has made no covenant to make Rule 144 available with respect to sales of securities of the Parent, (VII) the Parent does not plan to file reports with the Commission or make information concerning the Parent publicly available unless required to do so by law or by the terms of its financing agreements,
(VIII) if the exemption afforded by Rule 144 is not available, sales of the Exercise LLC Units may be difficult to effect because of the absence of public information concerning the Parent, (IX) a restrictive legend in the form heretofore set forth




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shall be placed on the certificates representing the Exercise LLC Units and (X)
a notation shall be made in the appropriate records of the Parent indicating that the Exercise LLC Units are subject to restrictions on transfer set forth in the LLC Agreement and, if the Parent should in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Exercise LLC Units.

         (d) COMPLIANCE WITH RULE 144. If any of the Exercise LLC Units are to be disposed of in accordance with Rule 144, the Grantee shall transmit to the Parent an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Commission for filing and such other documentation as the Parent may reasonably require to assure compliance with Rule 144 in connection with such disposition.

         (e) ABILITY TO BEAR RISK. The Grantee covenants that he will not exercise all or any portion of the Contingent Option unless (I) the financial situation of the Grantee is such that he can afford to bear the economic risk of holding the Exercise LLC Units for an indefinite period, and (II) he can afford to suffer the complete loss of his investment in the Exercise LLC Units.

         (f) REGISTRATION; RESTRICTIONS ON SALE UPON PUBLIC OFFERING. The Exercise LLC Units shall constitute "Registrable Securities" under the LLC Agreement. The Grantee agrees that, in the event that the Parent files a registration statement under the Securities Act with respect to an underwritten public offering of any of its LLC Units, options, warrants or other rights to purchase such LLC Units or securities convertible into such LLC Units, it will not effect any public sale (including a sale under Rule 144) or distribution of any LLC Units (other than as part of such underwritten public offering) during the 20 days prior to and one year after the effective date of such registration statement.

         7. REPRESENTATIONS AND WARRANTIES OF THE PARENT. The Parent represents and warrants to the Grantee that (A) the Parent is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, (B) this Agreement has been duly authorized, executed and delivered by the Parent and constitutes a valid and legally binding obligation of the Parent, enforceable against the Parent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (C) upon




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exercise of the Contingent Option in accordance with the terms hereof, the
Exercise LLC Units, when issued, delivered and paid for in accordance with the terms hereof and upon compliance with any applicable requirements of the LLC Agreement, will be duly and validly issued, and free and clear of any liens or encumbrances other than the restrictions on transfer set forth herein or in the LLC Agreement.

         8. NO RIGHTS AS A HOLDER OF LLC UNITS. The Grantee shall have no voting or other rights as a holder of LLC Units with respect to any of the LLC Units covered by the Contingent Option until the exercise of the Contingent Option, the issuance of an LLC Unit certificate or certificates to the Grantee for such LLC Units, and the admission of the Grantee to the Parent in accordance with the LLC Agreement. No adjustment shall be made for distribution or other rights for which the record date is prior to the issuance of such certificate or certificates.

         9. CAPITAL ADJUSTMENTS. The number and price of the LLC Units covered by the Contingent Option shall be proportionately adjusted to reflect any distribution in the form of LLC Units or options, warrants or other rights to acquire LLC Units, LLC Unit split or any recapitalization of the Parent.

         In the event of any merger, consolidation, reorganization, exchange of securities, recapitalization, liquidation or similar transaction where the Exercise LLC Units are converted into or exchanged for other securities, all references in this Agreement to Exercise LLC Units shall be deemed to refer to such securities into which the Exercise LLC Units shall have been converted or for which the Exercise LLC Units shall have been exchanged.

         10.  MISCELLANEOUS.

         (a) NOTICES. All notices, demands and other communications made in connection with this Agreement shall be in writing. Any notice or other communication in connection herewith shall be deemed duly given to any party (A) three Business Days after it is sent by express, registered or certified mail, return receipt requested, postage prepaid or (B) two Business Days after it is sent by overnight courier guaranteeing next day delivery, in each case, to the address of such party set forth below, or to such other address as the Parent or the Grantee, as the case may be, shall specify by notice to the others:


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         (i)    if to the Parent, to:

                Global Decisions Group LLC
                c/o McCarthy, Crisanti & Maffei, Inc.
                590 Madison Avenue,
                18th Floor
                New York, NY 10022
                Facsimile: 212-835-1350
                Telephone: 212-835-1399
                Attention: Peter Derow

         (ii)   if to the Grantee, to:


All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof.

Copies of any notice or other communication given under this Agreement shall also be given to:

         Clayton, Dubilier & Rice, Inc.
         375 Park Avenue, 18th Floor
         New York, New York 10152

         ATTENTION: Donald J. Gogel

         Brera Capital Partners, LLC
         590 Madison Avenue, 18th Floor
         New York, New York 10022

         ATTENTION: Alberto Cribiore

         Debevoise & Plimpton
         875 Third Avenue
         New York, New York 10022

         ATTENTION: Steven R. Gross, Esq.

         and


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         Hale and Dorr LLP
         60 State Street
         Boston, MA 02109

         ATTENTION: Paul P. Brountas, Esq.


         (b) BINDING EFFECT; BENEFITS. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or permitted assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

         (c)   WAIVER; AMENDMENT.

         (i)   WAIVER. Any party hereto may by written notice to the other party
         (A) extend the time for the performance of any of the obligations or other actions of the other party under this Agreement, (B) waive compliance with any of the conditions or covenants of the other party contained in this Agreement and (C) waive or modify performance of any of the obligations of the other party under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of any representations or warranties contained herein, or of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

         (ii) AMENDMENT. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Grantee and the Parent.


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         (d)   ASSIGNABILITY. Except as otherwise expressly provided herein, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Parent or the Grantee without the prior written consent of the other party.

         (e) APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PRINCIPLES.

         (f) SECTION AND OTHER HEADINGS, ETC. The section and other headings of this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. In this Agreement all references to "dollars" or "$" are to United States dollars.

         (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         (h) CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein have the meaning given to them in the Merger and Exchange Agreement.




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         IN WITNESS WHEREOF, the Parent and the Grantee have executed this
Agreement as of the date first above written.

                                         GLOBAL DECISIONS GROUP LLC



                                         By: ________________________
                                             Name:
                                             Title:



                                         [NAME OF GRANTEE]



                                         By: ________________________
                                             Name:
                                             Title:

                                         Number of LLC Units Subject to
                                         Contingent Option:





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